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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 30, 1997


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                        SEQUESTER HOLDINGS, INCORPORATED
             (Exact name of registrant as specified in its charter)


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
                      NEVADA                           33-06827LA                  95-4532103
         (State or other jurisdiction                 (Commission              (I.R.S. Employer
         of incorporation or organization)            File Number)             Identification No.)


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                         2835 TOWNSGATE ROAD, SUITE 110

                       WESTLAKE VILLAGE, CALIFORNIA 91361

               (Address of principal executive offices) (Zip Code)


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                                 (805) 494-6687
                         (Registrant's telephone number,
                              including area code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 5.           OTHER EVENTS.

         The expiration dates of the Company's Class A, Class B and Class C Warrants to purchase common stock (collectively referred to herein as the "Warrants") have been extended from June 30, 1997, through and including June 30, 1998. The Warrants are exercisable, subject to an effective registration statement. The exercise price of the Warrants has been reduced as follows:

            Warrant Class         Warrants Outstanding        Exercise Price Per Common Share
            -------------         --------------------        -------------------------------
                                                                 From                  To
                                                                 ----                  --
         Class A Warrants          398,850                      $0.50                 $0.25
         Class B Warrants          488,600                      $0.75                 $0.38
         Class C Warrants          488,600                      $1.00                 $0.50
                                 ---------
                                 1,376,050
                                 ---------

         The Warrants were originally issued by the Company in 1987, pursuant to a registered offering under the Securities Act of 1933, as amended (the "Securities Act"). As a result of certain developments that have occurred, the prospectus required pursuant to Section 10(a) of the Securities Act has been rendered incomplete at this time, thereby necessitating the filing of a post-effective amendment by the Company to its registration statement with the Securities and Exchange Commission (the "Commission"), prior to the exercise of any of the Warrants.

         The Company has undertaken to file the requisite post-effective amendment with the Commission and has extended the expiration date of the Warrants to allow sufficient time to do so, but until such time as the post-effective amendment has been declared effective by the Commission, of which there can be no assurance, none of the Warrants may be exercised.

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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SEQUESTER HOLDINGS, INCORPORATED



Date:  June 30, 1997                            By:    /s/ Wellington A. Ewen
                                                     --------------------------
                                                           Wellington A. Ewen
                                                           President